UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21660	61-1203323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 Papa John’s Boulevard Louisville, Kentucky	40299-2334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 261-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2013, Andrew M. Varga resigned his position as Senior Vice President, Chief Marketing Officer of Papa John’s International, Inc. (the “Company”), to accept the role of President of Zimmerman Advertising, Papa John’s advertising agency of record.

A copy of the Company’s press release announcing Mr. Varga’s resignation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is herewith furnished as an exhibit to this report:

Exhibit Number	Description of Exhibit
99.1	Papa John’s International, Inc. press release dated March 21, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date:	March 21, 2013	/s/ Lance F. Tucker
Lance F. Tucker
Chief Financial Officer, Chief
Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Papa John’s International, Inc. press release dated March 21, 2013.